LIHENG ENTERPRISE COMPANY LIMITED

FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
(Stated in US dollars)

LIHENG ENTERPRISE COMPANY LIMITED

ALBERT WONG & CO.
CERTIFIED PUBLIC ACCOUNTANTS
7th Floor, Nan Dao Commercial Building
359-361 Queen’s Road Central
Hong Kong
Tel : 2851 7954
Fax: 2545 4086

ALBERT WONG
B.Soc., Sc., ACA., LL.B., C.P.A.(Practising)

To:    The board of directors and stockholders of
          Liheng Enterprise Company Limited (“the Company”)

Report of Independent Registered Public Accounting Firm

We have audited the accompanying balance sheets of the Company as of December 31, 2008 and 2007 and the related statements of income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2008 and 2007 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Albert Wong & Co.
Hong Kong, China	Albert Wong & Co.
July 28, 2009	Certified Public Accountants

LIHENG ENTERPRISE COMPANY LIMITED

BALANCE SHEETS
AS AT DECEMBER 31, 2008 AND 2007
(Stated in US Dollars)

	Notes	2008	2007

ASSETS
Current assets
Cash and cash equivalents		$869	$18,835
Advances to suppliers		70,905	382,331
Prepayments		28,411	26,625
Amount due from a former director	4	1,074,640	755,291
Other receivables		6,954	454,728
Total current assets		$1,181,779	$1,637,810
Property, plant and equipment, net	5	484,100	115,227
Intangible assets, net	6	196,014	183,689
TOTAL ASSETS		$1,861,893	$1,936,726
LIABILITIES AND
STOCKHOLDERS’ EQUITY
Current liabilities
Short-term bank loans	7	$277,202	519,544
Accounts payable		25,298	31,916
Amount due to a related company	8	432,298	-
Other payables		-	298,436
Total current liabilities		$734,798	$849,896
TOTAL LIABILITIES		$734,798	$849,896
Commitments and contingencies		$-	$-

See accompanying notes to the financial statements

LIHENG ENTERPRISE COMPANY LIMITED

BALANCE SHEETS (Continued)
AS AT DECEMBER 31, 2008 AND 2007
(Stated in US Dollars)

	Notes	2008	2007

STOCKHOLDERS’ EQUITY
Registered capital	9	$1,000,000	$1,000,000
Accumulated loss		(100,963)	(68,811)
Accumulated other comprehensive income		228,058	155,641
		$1,127,095	$1,086,830
TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY		$1,861,893	$1,936,726

See accompanying notes to the financial statements

LIHENG ENTERPRISE COMPANY LIMITED

STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
(Stated in US Dollars)

	Notes	2008	2007

Net revenues	2	$-	$-
Cost of net revenues		-	-
Gross profit		$-	$-

General and administrative expenses		(5,167)	(24,144)
Loss from operation		$(5,167)	$(24,144)
Interest income		244	218
Interest expenses		(27,229)	(28,852)
Loss before income taxes		$(32,152)	$(52,778)

Income taxes	10	-	-
Net loss		$(32,152)	$(52,778)

Other comprehensive income:
Foreign currency translation adjustment		72,417	71,342
Comprehensive income		$40,265	$18,564

See accompanying notes to the financial statements

LIHENG ENTERPRISE COMPANY LIMITED

STATEMENTS OF STOCKHOLDERS’ EQUITY AND
ACCUMULATED OTHER COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
(Stated in US Dollars)

			Accumulated
			other
	Registered	Accumulated	comprehensive
	capital	losses	income	Total

Balance, January 1, 2007	$1,000,000	$(16,033)	$84,299	$1,068,266
Net loss	-	(52,778)	-	(52,778)
Foreign currency translation adjustment	-	-	71,342	71,342
Balance, December 31, 2007	$1,000,000	$(68,811)	$155,641	$1,086,830

Balance, January 1, 2008	$1,000,000	$(68,811)	$155,641	$1,086,830
Net loss	-	(32,152)	-	(32,152)
Foreign currency translation adjustment	-	-	72,417	72,417
Balance, December 31, 2008	$1,000,000	$(100,963)	$228,058	$1,127,095

See accompanying notes to the financial statements

LIHENG ENTERPRISE COMPANY LIMITED

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
(Stated in US Dollars)

	2008	2007
Cash flows from operating activities
Net loss	$(32,152)	$(52,778)
Depreciation	3,223	2,946

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Advances to suppliers	331,847	(282,508)
Prepayments	470,862	109,281
Amount due from a former director	(255,453)	(246,388)
Accounts payable	(8,623)	-
Other payables	(313,518)	20,042
Amount due to a related company	416,541	-
Net cash provided by (used in) operating activities	$612,727	$(449,405)
Cash flows from investing activities
Purchase of plant and equipment	$(358,759)	$(33,154)
Net cash used in investing activities	$(358,759)	$(33,154)

Cash flows from financing activities
Bank borrowings	$272,900	$498,871
Bank loan repayments	(545,800)	-
Net cash (used in) provided by financing activities	$(272,900)	$498,871
Net cash and cash equivalents sourced	$(18,932)	$16,312

Effect of foreign currency translation on
cash and cash equivalents	966	795

Cash and cash equivalents–beginning of year	18,835	1,728
Cash and cash equivalents–end of year	$869	$18,835

Supplementary cash flow information:
Interest received	$244	$218
Interest paid	27,229	28,852

See accompanying notes to the financial statements

LIHENG ENTERPRISE COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
(Stated in US Dollars)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Liheng Enterprise Company Limited (the “Company”) was incorporated as a limited company under the laws of China (“PRC”) on June 6, 2003. It is located at 351#, Huanghe Middle Road, Economical Development District, Qingdao City, PRC. The Company was in the business of the processing of baby dresses.

On January 16, 2009, after obtaining the approval by the PRC authority, the Company was acquired by a third party, World Through Limited and then became dormant. The consideration was RMB50 million (approximately U.S.$7.29 million).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representations of management.  Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements.

(b)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

(c)	Economic and political risks

The Company’s operation is conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

LIHENG ENTERPRISE COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(d)	Property, plant and equipment

Plant and equipment are carried at cost less accumulated depreciation.  Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Buildings	20 years
Machinery and equipment	6 years
Molding	10 years
Computer software	3-10 years
Office equipment and motor vehicles	5-10 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income.

(e)	Intangible assets

Intangible assets are stated as cost less accumulated amortisation. Amortisation is provided over the respective useful lives, using the straight-line method. Estimated useful lives of the intangible assets are as follows:

Land use rights	43 years

(f)	Accounting for the impairment of long-lived assets

The Company periodically evaluates the carrying value of long-lived assets to be held and used, including intangible assets subject to amortization, when events and circumstances warrant such a review, pursuant to the guidelines established in SFAS No. 144. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is separately identifiable and is less than its carrying value. In that event, a loss is recognised based on the amount by which the carrying value exceeds the fair market value of the long-lived asset. Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair market values are reduced for the cost to dispose.

During the reporting years, there was no impairment loss.

(g)	Trade receivables

Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An allowance for doubtful accounts is maintained for all customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience.  Bad debts are written off as incurred.  During the reporting years, there were no bad debts.

Outstanding accounts balances are reviewed individually for collectability. The Company do not charge any interest income on trade receivables.  Accounts balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. To date, the Company has not charged off any balances as it has yet to exhaust all means of collection.

LIHENG ENTERPRISE COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(h)	Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains bank accounts only in the PRC. The Company does not maintain any bank accounts in the United States of America.

	2008	2007

Qingdao City Business Bank	$835	$16,715
Agricultural Bank of China Development Zone Branch	34	600
China construction Bank Qingdao Branch	-	51
Cash on hand	-	1,469
	$869	$18,835

(i)	Income taxes

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

The Company is operating in the PRC, and in accordance with the relevant tax laws and regulations of PRC, the enterprise income tax rate is 25% and 33% for the years ended December 31, 2008 and 2007 respectively. Since the Company did not have profit for 2008 and 2007, no income tax expense was incurred.

(j)	Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). The financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

The exchange rates used to translate amounts in RMB into USD for the purposes of preparing the consolidated financial statements were as follows:

	2008	2007
Year end RMB : USD exchange rate	6.8542	7.3141
Average yearly RMB : USD exchange rate	6.9622	7.6172

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions.  No representation is made that the RMB amounts could have been, or could be, converted into USD at the rates used in translation. In addition, the current foreign exchange control policies applicable in PRC also restrict the transfer of assets or dividends outside the PRC.

LIHENG ENTERPRISE COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(k)	Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s current component of other comprehensive income is the foreign currency translation adjustment.

(l)	Recent accounting pronouncements

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (“SFAS”) No. 161 “Disclosures about Derivative Instruments and Hedging Activities”. SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company is currently evaluating the impact of SFAS 161 on its financial statements but does not expect it to have a material effect.

In April 2008, the FASB issued FASB Staff Position (FSP) FAS 142-3, Determination of the Useful Life of Intangible Assets, which amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, Goodwill and Other Intangible Assets. This Staff Position is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. Application of this FSP is not currently applicable to the Company as the Company’s intangible assets consist of land used rights which has a fixed useful life of 43 years.

In May 2008, the FASB issued SFAS No. 163, Accounting for Financial Guarantee Insurance Contracts, an interpretation of FASB Statement No. 60 (SFAS 163).  This statement clarifies accounting for financial guarantee insurance contracts by insurance enterprises under FASB Statement No. 60, Accounting and Reporting by Insurance Enterprises.  SFAS 163 is effective for fiscal years and interim periods within those years, beginning after December 15, 2008.  Because the Company does not issue financial guarantee insurance contracts, it does not expect the adoption of this standard to have an effect on its financial position or results of operations.

In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles. SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with GAAP. SFAS 162 directs the GAAP hierarchy to the entity, not the independent auditors, as the entity is responsible for selecting accounting principles for financial statements that are presented in conformity with GAAP. SFAS 162 is effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board amendments to remove the GAAP hierarchy from the auditing standards. SFAS 162 is not expected to have a material impact on the Company’s financial statements.

LIHENG ENTERPRISE COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(z)	Recent accounting pronouncements (Continued)

In April 2009, the FASB issued SFAS No. 164, “Not-for-Profit Entities: Mergers and Acquisitions.” SFAS No. 164 improve the relevance, representational faithfulness, and comparability of the information that a not-for-profit entity provides in its financial reports about a combination with one or more other not-for-profit entities, businesses, or non profit activities. This Statement also improves the relevance, representational faithfulness, and comparability of the information a not-for-profit entity provides about goodwill and other intangible assets after an acquisition by amending FASB Statement No. 142, Goodwill and Other Intangible Assets, to make it fully applicable to not-for-profit entities. This Statement is effective for mergers for which the merger date is on or after the beginning of an initial reporting period beginning on or after December 15, 2009; or acquisitions for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2009. The adoption of SFAS No. 165 is not expected to have a material impact on the financial statements.

In May 2009, the FASB issued SFAS No. 165, "Subsequent Events." SFAS No. 165 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 is effective for interim and annual fiscal periods ending after June 15, 2009. The adoption of SFAS No. 165 is not expected to have a material impact on the financial statements.

In June 2009, the FASB issued Statement No. 166, “Accounting for Transfers of Financial Assets-an Amendment of FASB Statement No. 140” (“SFAS No. 166”) and Statement No. 167, “Amendments to FASB Interpretation No. 46(R)” (“SFAS No. 167”). SFAS No. 166 will require more information about transfers of financial assets, including securitization transactions, and where companies have continuing exposure to the risks related to transferred financial assets. It eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures. SFAS No. 167 changes how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. Both SFAS No. 166 and SFAS No. 167 are effective for fiscal years beginning after November 15, 2009. The adoption of SFAS No. 166 and SFAS No. 167 is not expected to have a material impact on the financial statements.

LIHENG ENTERPRISE COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
(Stated in US Dollars)

3.	CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

Financial instruments which potentially expose the Company to concentrations of credit risk, consists of cash and trade receivables as of December 31, 2008 and 2007. The Company performs ongoing evaluations of its cash position and credit evaluations to ensure collections and minimize losses.

As of December 31, 2008 and 2007, the Company’s bank deposits were all placed with banks in the PRC where there is currently no rule or regulation in place for obligatory insurance of bank accounts.

The maximum amount of loss due to credit risk that the Company would incur if the counter parties to the financial instruments failed to perform is represented the carrying amount of each financial asset in the balance sheet.

4.	AMOUNT DUE FROM A FORMER DIRECTOR

Amount due from a former director, Mr. Li Hongling, was unsecured, interest free and repayable on demand. The amount was held by Mr. Li for the advances for construction in progress.

5.	PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net comprise the followings:
	2008	2007
At cost
Office equipment	$1,316	$1,233
Motor vehicles	31,834	29,833

	$33,150	$31,066
Less: accumulated depreciation	(11,672)	(7,870)

	21,478	23,196
Construction in progress	462,622	92,031
	$484,100	$115,227

Construction in progress represented the building which will be completed by September 30, 2009. As at December 31, 2008, the capital commitment outstanding was immaterial.

Depreciation expenses included in the general and administrative expenses for the years ended December 31, 2008 and 2007 were $3,223 and $2,946.

LIHENG ENTERPRISE COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
(Stated in US Dollars)

6.	INTANGIBLE ASSETS

Intangible assets, net are as follows:

	2008	2007

Land use rights, at cost	$196,014	$183,689
Less: accumulated amortization	-	-
	$196,014	$183,689

The Company acquired the rights to use a parcel of land totalling 9,082 square meters, for a consideration of $89,439 (RMB613,035), located at Qingdao Hi-Tech Industry Development Zone, Shandong in the People’s Republic of China for a term of 47 years from November 3, 2006 to July 24, 2053.

The Company acquired the rights to use a parcel of land totalling 10,841 square meters, for a consideration of $106,575 (RMB730,485), located at Qingdao Hi-Tech Industry Development Zone, Shandong in the People’s Republic of China. The Company paid fully in cash but the issuance of land certificates is in progress. This land use right shall be handled before December of 2009.

All land has been used to build the Company’s building which is still under construction.

As the construction in progress was not completed for check and approval by the PRC authority, no amortization was provided for the years ended December 31, 2008 and 2007.

7.	SHORT TERM BANK LOANS

Short term bank loans are as follows:

	2008	2007
Qingdao City Business Bank

Interest rate at 7.344% per annum, due on February 29, 2008	$-	$321,297
Interest rate at 7.668% per annum, due on February 18, 2008	-	198,247
Interest rate at 9.711% per annum, due on January 22, 2009	277,202	-
	$277,202	$519,544

       The outstanding loan of $277,202 (RMB 1,900,000) was repaid fully on January 22, 2009.

LIHENG ENTERPRISE COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007
(Stated in US Dollars)

8.	AMOUNT DUE TO A RELATED COMPANY

Amount due to a related company, World Through Limited, an existing holding company of the Company, was the excess amount paid by World Through Limited for the acquisition.

As at December 31, 2008, the amount was still outstanding and expected to be repaid to World Through by September 30, 2009. The amount is unsecured and interest free.

9.	REGISTERED CAPITAL

There was a sole shareholder in the Company as of December 31, 2008 and 2007. The registered capital of the Company as at December 31, 2008 and 2007 was $1,000,000.

On January 16, 2009, after obtaining the approval by the PRC authority, the Company was acquired by a third party. (For details, please refer to Note 1)

10.	INCOME TAXES

The Company, being registered in the PRC, are subject to PRC’s Corporate Income Tax (“CIT”). Under applicable income tax laws and regulations, an enterprise located in PRC, including the district where our operations are located, is subject to a 25% and 33% respectively for the years ended December 31, 2008 and 2007.

No deferred tax has been provided as there are no material temporary differences arising during the years ended December 31, 2008 and 2007.

11.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties.  The carrying amounts of financial assets and liabilities, such as cash and cash equivalents, advances to suppliers, prepayments, amount due from a former director, other receivables, short term bank loans, accounts payable, and amount due to a related company, approximate their fair values because of the short maturity of these instruments and the availability of the market rates of interest.

12.	SEGMENT INFORMATION

The Company is principally engaged in business of the processing of baby dresses in the PRC. Nearly all identifiable assets of the Group are located in the PRC. All revenues are derived from customers in the PRC. Accordingly, no analysis of the Company’s sales and assets by geographical market is presented.